UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2011 (November 7, 2011)

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Peabody Energy Corporation (“Peabody”) is furnishing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated herein by reference. This information, which has not been previously reported, is excerpted from a Preliminary Offering Memorandum that is being disseminated and a presentation to investors in connection with the proposed notes offering described in Item 8.01 below.

In connection with Peabody’s previously announced acquisition of Macarthur Coal Limited (“Macarthur”), investors may access audited financial data for Macarthur for the fiscal years ended June 30, 2010 and June 30, 2011 through the website of the Australian Stock Exchange (the “ASX”) under Macarthur’s symbol “MCC” at http://www.asx.com.au/. Information contained on or through the ASX’s website is not part of this Current Report on Form 8-K and is not incorporated herein by reference.

Peabody will file the financial statements required by Item 9.01(a) of Form 8-K with respect to its acquisition of Macarthur as soon as practicable, and in any event not later than 71 days after the date on which the Current Report on Form 8-K disclosing the acquisition of Macarthur was required to be filed pursuant to Item 2.01 of Form 8-K.

Peabody will file the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to its acquisition of Macarthur as soon as practicable, and in any event not later than 71 days after the date on which the Current Report on Form 8-K disclosing the acquisition of Macarthur was required to be filed pursuant to Item 2.01 of Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information included under this Item, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On November 7, 2011, Peabody issued a press release announcing that it intends to offer $2.75 billion aggregate principal amount of senior unsecured notes due 2018 and senior unsecured notes due 2021. Peabody intends to use the net proceeds from the sale of the notes, together with other sources of financing, to fund the acquisition of Macarthur Coal Limited and for related fees and expenses, with any remaining proceeds being used to repay part or all of any revolver borrowings associated with the acquisition or for general corporate purposes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This report and the exhibits hereto may contain certain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Wherever possible, Peabody has identified these forward-looking statements by words such as “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions its management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause Peabody’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other reports it files with the Securities and Exchange Commission from time to time.

Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Peabody’s control or are subject to change, actual results could be materially different and any or all of these forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions Peabody might make, or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in

Peabody’s annual and quarterly reports will be important in determining future results. Consequently, Peabody cannot assure you that its expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, Peabody undertakes no obligation to publicly update any of its forward-looking or other statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Disclosure regarding Peabody Energy Corporation in connection with the distribution of the Preliminary Offering Memorandum.

99.2	Press Release of Peabody Energy Corporation, dated November 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

November 7, 2011	By: /s/ Kenneth L. Wagner
	Name:	Kenneth L. Wagner
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Disclosure regarding Peabody Energy Corporation in connection with the distribution of the Preliminary Offering Memorandum.

99.2	Press Release of Peabody Energy Corporation, dated November 7, 2011.

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